Exhibit 99.1

                     [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]




April 13, 2004




Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by 99 Cents Only Stores (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated April 13, 2004. We were dismissed as independent accountants on April 6, 2004. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


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